UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2020
____________________

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02    Unregistered Sales of Equity Securities.

Note Exchange Transaction Closing

On July 15, 2020, Rekor Systems, Inc. (the “Company”) completed the exchange provided for in connection with the Note Exchange Transaction that was previously disclosed in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on July 6, 2020 (the “Exchange 8-K”). Approximately $15.1 million aggregate principal amount of the 2019 Notes (as defined in the Exchange 8-K) were exchanged for 4,349,497 shares of the Company’s common stock pursuant to the previously disclosed Exchange Agreements dated June 30, 2020. As a result of the exchange, the Company now has approximately 27,292,043 shares of common stock issued and outstanding.

The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference from the Exchange 8-K.

Item 7.01   Regulation FD Disclosure.

On July 16, 2020, the Company issued a press release announcing the delivery of shares in exchange for 2019 Notes pursuant to the Note Exchange Transaction. A copy of this press release is attached hereto as Exhibit 99.1 hereto and is incorporated by reference herein.

The information presented in Item 7.01 of this Current Report on Form 8-K and the accompanying press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Form of Exchange Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on July 6, 2020).
99.1	Press Release issued on July 16, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: July 16, 2020	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer